SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 5, 2004


                          Chesterfield Financial Corp.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0-32589                  36-4441126
------------------------------     ---------------------     -------------------
(State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

10801 South Western Avenue, Chicago, Illinois                      37129
---------------------------------------------                      -----
   (Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code:  (773) 239-6000
                                                     --------------



                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1(b). Changes in Control of Registrant
           --------------------------------

         On June 5, 2004, Chesterfield Financial Corp. (the "Company") announced that it has entered into an Agreement and Plan of Merger (the "Agreement") with MAF Bancorp, Inc. ("MAF"). Under the terms of the Agreement, the Company will be acquired by MAF in a stock and cash transaction valued at approximately $128.5 million. Pursuant to the Agreement, MAF will purchase each share of common stock of the Company for a fixed price of $31.50, payable 65% in cash and 35% in shares of MAF common stock. MAF has the option, subject to the consent of the Company, to substitute additional cash consideration in lieu of shares of MAF common stock.

         The merger is subject to customary conditions, including, among others, approval by the Company's stockholders and applicable regulatory authorities.

         The Agreement, which is attached as an exhibit to MAF's Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 7, 2004, is incorporated herein by reference. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. The joint press release announcing the execution of the Agreement, which is attached as an exhibit to MAF's Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 7, 2004, is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits
         -------------------------------------------------------------------

         The following Exhibits are filed as part of this report:

              Exhibit No.                   Description
              -----------                   -----------

                  2        Agreement  and  Plan  of  Merger,  by and  among  MAF
                           Bancorp, Inc., Classic Acquisition Corp. and Chesterfield Financial Corp., dated as of June 5, 2004 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of MAF Bancorp, Inc. (Commission File No. 0-18121), as filed with the Securities and Exchange Commission on June 7, 2004))

                  99 Joint Press Release dated June 5, 2004 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of MAF Bancorp, Inc. (Commission File No. 0-18121), as filed with the Securities and Exchange Commission on June 7, 2004))

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  CHESTERFIELD FINANCIAL CORP.


DATE:  June 8, 2004                           By: \s\ Richard E. Urchell
                                                  ------------------------------
                                                  Richard E. Urchell
                                                  Vice President and Corporate
                                                  Secretary

                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

              Exhibit No.                   Description
              -----------                   -----------

                  2        Agreement  and  Plan  of  Merger,  by and  among  MAF
                           Bancorp, Inc., Classic Acquisition Corp. and Chesterfield Financial Corp., dated as of June 5, 2004 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of MAF Bancorp, Inc. (Commission File No. 0-18121), as filed with the Securities and Exchange Commission on June 7, 2004))

                  99 Joint Press Release dated June 5, 2004 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of MAF Bancorp, Inc. (Commission File No. 0-18121), as filed with the Securities and Exchange Commission on June 7, 2004))